UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020 (March 30, 2020)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 7.01. Regulation FD Disclosure.

Due to the outbreak of coronavirus disease 2019 (COVID-19), American BriVision (Holding) Corporation (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), which is originally due on March 30, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) regarding exemptions granted to certain public companies (the “Order”).

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic.”

The San Francisco Bay Area of California, where our headquarters and BioKey, Inc., one of our subsidiaries, are located were materially affected by the COVID-19 and is currently subject to a state executive order and a shelter-in-place order as of the date of this Current Report on Form 8-K. In addition, the travel bans and the mandatory quarantine that are imposed by both the USA and Taiwan governments have extensively increased the process time of auditing of BioLite, Inc., one of our subsidiaries located in Taiwan. The limited access to the Company’s facilities resulting in limited support from our staff and professional advisors. As a result, the Company’s books and records were not easily accessible, resulting in delay in preparation and completion of its financial statements. Based on the foregoing, we have decided to rely on the Order and expect to file the Annual Report on May 14, 2020 or earlier if feasible.

Item 8.01. Other Events.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act with the following risk factor:

Unfavorable global economic conditions, including as a result of health and safety concerns, could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy, including conditions that are outside of our control, such as the impact of health and safety concerns from the current outbreak of the COVID-19 coronavirus. Governments in affected countries are imposing travel bans, quarantines and other emergency public health measures. Those measures, though temporary in nature, may continue and increase depending on developments in the COVID-19’s outbreak. To this end, we are evaluating alternative working arrangements and we have suspended all non-essential travel for our employees, postponing our business meetings with potential partners and collaborators. Although we continue to monitor the situation and may adjust our current policies as more information and guidance become available, temporarily suspending travel and limitations on doing business in-person could negatively impact our business development efforts, create operational or other challenges, any of which could harm our business, financial condition and results of operations. For example, the scientific activities, including but not limited to medical research and clinic trials for our products, that required to be done at our laboratories may have to be postponed for an extended period of time. As of the date of this report, we are unable to purchase and conduct on-site inspection and quality control of the raw materials in Mainland China for projects ABV-1504, ABV-1505 and ABV-1601, and to perform on-site due-diligence for project ABV-1505 (MDD Phase II completed new drug candidate) and ABV-1701 (Vitargus FIH completed medical device) with our potential partners/collaborators in US, Mainland China, and Japan.

Counties in the San Francisco Bay Area in which our corporate headquarters and Biokey, Inc. are located have ordered a government-enforced “shelter in place” for all residents. Other countries and cities around the world have imposed mandatory and voluntary self-quarantine actions. While none of our employees have exhibited symptoms of the COVID-19, some employees in our US facilities were allowed to take a leave of absence in light of the uncertain and rapidly evolving situation relating to the spread of the COVID-19. The extent to which COVID-19 continues to impact the Company’s business, sales, and results of operations will depend on future developments, which are highly uncertain and cannot be predicted.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel, the anticipated impact of such outbreak on our results of operations, and possible effect of the postponement and cancellation of customer orders on our overall revenues.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 outbreak, including on the demand for our products; the duration of the COVID-19 outbreak and severity of such outbreak in regions where we operate; the pace of recovery following the COVID-19 outbreak; our ability to implement cost containment and business recovery strategies; the adverse effects of the COVID-19 outbreak on our business or the market price of our ordinary shares; and the risk and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent periodic reports on Forms 10-Q and 8-K.

Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

March 30, 2020	By:	/s/ Andy An
Andy An
Chief Financial Officer